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                                                                     EXHIBIT 5.1

                        CONSENT OF INDEPENDENT AUDITORS

To the Sponsor, Trustee and Unit Holders of
 Tax Exempt Securities Trust, National Trust 224, Florida Trust 78, Maryland Trust 100, New Jersey Trust 131 and New York Trust 161:

  We consent to the use of our report dated April 2, 1997 included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.

                                             KPMG PEAT MARWICK LLP

New York, New York
April 2, 1997